Exhibit 10.1

Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type of information that the Company customarily and actually treats as private or confidential. This document has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 6 TO CUSTOMER INSTALLMENT PROGRAM AGREEMENT

This AMENDMENT NO. 6 to CUSTOMER INSTALLMENT PROGRAM AGREEMENT (this “Amendment”) is entered into and made effective as of August 14, 2023 (the “Amendment Effective Date”) and amends the Customer Installment Program Agreement, dated July 16, 2020, as amended (together with any exhibits, schedules, amendments or addendums, the “Agreement”), by and between Shopify Inc., a Canadian corporation (“Shopify”), and Affirm, Inc., a Delaware corporation (“Affirm”). Capitalized terms used but not defined herein shall have the same meaning as those in the Agreement.

WHEREAS, Section 30 of the Agreement provides that no modification of the Agreement shall be effective unless made in writing and duly signed by the Parties referring specifically to the Agreement; and

WHEREAS, pursuant to Section 30 of the Agreement, Shopify and Affirm desire to amend the Agreement to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Effective as of the Amendment Effective Date, the Agreement shall be amended as set forth in the attached revised provisions of the “Exhibit A-2 Second Program Outline” as set forth in Exhibit A to this Amendment.

2.Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein. The provisions and agreements set forth herein shall not establish a custom or course of dealing or conduct among the Parties. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby. In the event of any inconsistency, conflict or ambiguity as to the rights and obligations of the Parties under this Amendment, the terms of this Amendment shall control and supersede any such inconsistency, conflict or ambiguity.

3.Reference to the Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to July 16, 2020.

4.Miscellaneous. The provisions of Sections 23 (Notices), and Sections 28-31, and 33 of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein to the extent applicable.
[Signature page to follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives below.

Shopify Inc.	Affirm, Inc.
Signature: /s/ Jeff Hoffmeister	Signature: /s/ Rebecca Z. Stone
Name: Jeff Hoffmeister	Name: Rebecca Z. Stone
Title: Chief Financial Officer	Title: VP, Strategic Partnerships
Date: August 18, 2023	Date: August 14, 2023
Notices. Notices required under this Agreement shall be delivered pursuant to Section 23 (Notices) and addressed as set forth below:

If to Shopify:

Shopify Inc.
151 O’Connor Street, Ground Floor
Ottawa, ON
K2P 2L8
Canada
[***]

If to Affirm:

Affirm, Inc.
650 California Street, 12th
San Francisco, CA 94108
Attention: Chief Legal Officer
[***]

Exhibit A

AMENDMENT TO EXHIBIT A-2 (SECOND PROGRAM OUTLINE)

The following terms and conditions are intended to be incorporated into the Second Program Outline, which forms a part of the Agreement as Exhibit A-2 to the Agreement, and, where such terms conflict with an existing section in Exhibit A-2, they will entirely replace such sections of Exhibit A-2.

The amended sections below shall entirely replace those same sections in the Agreement. All other sections that are not amended or replaced herein shall remain unmodified as expressly stated in the Agreement.

1.A new clause (d) is hereby added to Section 4 of the Program Outline as follows:
“(d) For the avoidance of doubt, no Eligible Merchant, High AOV Migration Eligible Merchant or other merchant that is on a Direct Affirm Integration will be required or encouraged to remove the Shopify plugin that enables the Direct Affirm Integration or other Affirm product at any time.”
2.Section 2 of Addendum A-1 to Exhibit A-2 (Program Pricing, Fees and Revenue for Program) is hereby amended and restated in its entirety as follows:

[***]
3